                                                                 EXHIBIT h(1)(d)


                                 AMENDMENT NO. 3
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT

         The Master Administrative Services Agreement (the "Agreement"), dated May 1, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Variable Insurance Funds, a Delaware business trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

             PORTFOLIOS                        EFFECTIVE DATE OF AGREEMENT
             ----------                        ---------------------------
AIM V.I. Aggressive Growth Fund                         May 1, 2000
AIM V.I. Balanced Fund                                  May 1, 2000
AIM V.I. Basic Value Fund                               September 10, 2001
AIM V.I. Blue Chip Fund                                 May 1, 2000
AIM V.I. Capital Appreciation Fund                      May 1, 2000
AIM V.I. Capital Development Fund                       May 1, 2000
AIM V.I. Core Equity Fund                               May 1, 2000
AIM V.I. Dent Demographic Trends Fund                   May 1, 2000
AIM V.I. Diversified Income Fund                        May 1, 2000
AIM V.I. Global Utilities Fund                          May 1, 2000
AIM V.I. Government Securities Fund                     May 1, 2000
AIM V.I. Growth Fund                                    May 1, 2000
AIM V.I. High Yield Fund                                May 1, 2000
AIM V.I. International Growth Fund                      May 1, 2000
AIM V.I. Mid Cap Core Equity Fund                       September 10, 2001
AIM V.I. Money Market Fund                              May 1, 2000
AIM V.I. New Technology Fund                            May 1, 2001
AIM V.I. Premier Equity Fund                            May 1, 2000"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: May 1, 2002

                                               A I M ADVISORS, INC.

Attest: /s/ Nancy L. Martin                    By: /s/ Robert H. Graham
        -----------------------------              -----------------------------
            Assistant Secretary                        Robert H. Graham
                                                       President

(SEAL)

                                               AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Nancy L. Martin                    By: /s/ Robert H. Graham
        -----------------------------              -----------------------------
            Assistant Secretary                        Robert H. Graham
                                                       President

(SEAL)